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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               -------------------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




                                     MARCH 31, 1999
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)




                       ILLINOIS SUPERCONDUCTOR CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




       DELAWARE                        0-22302                  36-3688459
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(State of Incorporation)        (Commission File No.)       (IRS Employer
                                                            Identification No.)



                451 KINGSTON COURT, MT. PROSPECT, ILLINOIS 60056
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                 (Address of principal executive offices)    (Zip Code)



                                 (847) 391-9400
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                  (Registrant's telephone number, including area code)






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ITEM 5.  OTHER EVENTS.

         On March 31, 1999, Illinois Superconductor Corporation (the "Company") issued a press release announcing the Company's financial results for the fourth quarter and year ended December 31, 1998, the completion of a $3.3 million fixed price convertible debt financing, and changes to the Company's Board of Directors. A copy of such press release is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits.

         Exhibit 99.1: Press Release issued by Illinois Superconductor Corporation (the "Company") on March 31, 1999 announcing the Company's financial results for the fourth quarter and year ended December 31, 1998, the completion of a $3.3 million fixed price convertible debt financing, and changes to the Company's Board of Directors.






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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               ILLINOIS SUPERCONDUCTOR CORPORATION



                               By: /s/ William M. Kochlefl
                                  ---------------------------------------------
                                  William M. Kochlefl
                                  Vice President, General Counsel and Secretary

Date: March 31, 1999





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                                  EXHIBIT INDEX



   EXHIBIT
     NO.                      DESCRIPTION OF EXHIBITS
---------------               -----------------------

     99.1 Press Release issued by Illinois Superconductor Corporation (the "Company") on March 31, 1999 announcing the Company's financial results for the fourth quarter and year ended December 31, 1998, the completion of a $3.3 million fixed price convertible debt financing, and changes to the Company's Board of Directors.